Exhibit 10.44
RUSS BERRIE AND COMPANY, INC.

RESTRICTED STOCK AGREEMENT
Date of Grant:                      __, 20__
RESTRICTED STOCK AGREEMENT (the “Agreement”), dated as of the date set forth above, between Russ Berrie and Company, Inc., a New Jersey corporation (the “Company”), and the Grantee whose name appears on the signature page hereof (the “Grantee”).
1. Confirmation of Grant. The Company hereby confirms the grant to the Grantee, effective as of the date set forth above, of                      shares of its Common Stock, stated value $0.10 per share, of the Company (“Common Stock”), subject to the terms and conditions of this Agreement and the Plan (defined below). The Common Stock granted hereunder (the “Restricted Stock”) is issued under and subject to the terms and conditions of the Company’s Equity Incentive Plan (the “Plan”), which is incorporated into this Agreement by reference. Unless otherwise defined in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Plan. If there is any conflict between the provisions of this Agreement and the Plan, the provisions of the Plan will govern. The Grantee acknowledges receipt of a copy of the Plan.
2. Vesting. Except as provided in Sections 3 or 8 below, the Restricted Stock shall vest ratably over five years (20% of aggregate grant per year), commencing on the first anniversary of the Date of Grant set forth above.
3. Forfeiture of Restricted Stock; Acceleration of Lapse of Restrictions.
(a) Termination of Employment. Except as provided in Section 3(b), and subject to the provisions of Section 8, in the event that the employment of the Grantee with a Participating Company is terminated for any reason (not including an authorized leave of absence, but including the consummation of a Business Combination, whether or not the Grantee is employed by the surviving entity), any non-vested Restricted Stock shall be forfeited immediately thereafter and all rights of Grantee to such forfeited Restricted Stock shall terminate without payment of consideration by the Company immediately after such termination.
(b) Death or Disability. Notwithstanding the provisions of Section 3(a) above, in the event that the employment of the Grantee with a Participating Company is terminated as a result of such Grantee’s death or Disability prior to the prior to the lapse of all or part of the restrictions on the Restricted Stock, all such restrictions shall lapse on the date of the Grantee’s death or Disability, as applicable.
(c) Acceleration. The Committee may, at any time in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any of all of such restrictions with respect to the Restricted Stock.

4. Manner of Issuance. Shares representing the Restricted Stock shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted; provided that prior to such issuance, the Grantee has executed this Agreement, has delivered a duly signed stock power, endorsed in blank (in the form attached hereto as Exhibit A), relating to the Common Stock covered by the Award, and, in the sole discretion of the Committee, has executed an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such shares. In the sole discretion of the Committee, shares issued in connection with the award of Restricted Stock evidenced hereby shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee, until such time as all restrictions with respect thereto lapse, unless such shares are earlier forfeited in accordance with the terms of this Agreement. The Committee may also require that the stock certificates evidencing such shares (or book entries) bear restrictive legends until the restrictions thereon shall have lapsed.
5. Transferability. Until the date that the restrictions of the Restricted Stock lapse pursuant to the terms hereof, none of the Restricted Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, and any purported sale, assignment, transfer, pledge, hypothecation or other disposition shall be void and unenforceable against the Company, and no attempt to transfer the Restricted Stock, whether voluntarily or involuntarily, by operation of law or otherwise, shall vest the purported transferee with any interest or right in or with respect to the Restricted Stock. The Grantee acknowledges and agrees that a violation of this Section 5 will cause the Company irreparable injury for which adequate remedy at law is not available. Accordingly, the Grantee agrees that the Company shall be entitled to an injunction, restraining order or other equitable relief, without the posting of any bond, to prevent the breach of this Section 5 and to enforce the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity.
6. Rights as Stockholder. Subject to the restrictions set forth in this Agreement and the Plan, the Grantee shall have all of the rights as a stockholder of the Company with respect to the shares of Restricted Stock subject to this Agreement, including the right to vote such shares and receive dividends to the extent paid by the Board of Directors on the Common Stock.
7. Tax Withholding. If a Participating Company is required to withhold any amount under the laws and regulations of the United States, any jurisdiction thereof or local government with respect to the issuance of or lapse of restrictions with respect to the Restricted Stock (“Withholding Taxes”), the Grantee shall be required to remit to the applicable Participating Company an amount sufficient to satisfy the employer’s Withholding Tax requirements. The applicable Participating Company shall have the right to require the payment of any such Withholding Taxes before issuing any Restricted Stock or removing the restrictions with respect thereto. Notwithstanding the foregoing, the Committee may, in its sole discretion, in lieu of all or any portion of a cash payment in respect of Withholding Taxes, permit the Grantee to elect to have the Company withhold shares (or allow the return of shares of Common Stock) having an aggregate Fair Market Value, determined on the date the obligation to withhold or pay such taxes arises, equal to the amount (or portion thereof) required to be withheld. Any fraction of a share of Common Stock which would be required to satisfy the Grantee’s Withholding Tax obligation shall be disregarded and the remaining amount due shall be paid in cash by the Grantee.

8. Adjustments.
(a) The Restricted Stock or this Agreement shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to any and all matters deemed appropriate by the Committee, including, without limitation, accelerating the vesting period pertaining to the Restricted Stock, or as otherwise determined by the Committee to be equitable, in the event of: (i) changes in the outstanding Common Stock or in the capital structure of the Company by reason of a dissolution or liquidation of the Company, sale of all or substantially all of the assets of the Company, mergers, consolidations or combinations with or into any other entity if the Company is the surviving entity, stock or extraordinary dividends, stock splits, reverse stock splits, stock combinations, rights offerings, statutory share exchanges involving capital stock of the Company, reorganizations, recapitalizations, reclassifications, exchanges, spin-offs, dividends in kind, or other relevant changes in capitalization; or (ii) any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because, in the sole discretion of the Committee, it interferes with the intended operation of the Plan. Any adjustments under this Section 8 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act and which otherwise is permissible under Code Section 409A, if applicable. The Company shall give the Grantee notice of any adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
(b) In connection with a Business Combination, the Committee, in its sole discretion, may provide for: (i) the continuation of the Plan and/or the assumption of the Restricted Stock granted hereunder by a successor corporation (or a parent or subsidiary thereof); (ii) the substitution for the Restricted Stock of new awards covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kind of shares; (iii) upon 10 days’ advance notice from the Committee to the Grantee, the acceleration of the vesting period pertaining to the Restricted Stock; or (iv) upon 10 days’ advance notice from the Committee to the Grantee, the cancellation of any portion of the Restricted Stock that is not then vested. In the event of any continuation, assumption or substitution contemplated by the foregoing clauses, the Plan and/or the Restricted Stock shall continue in the manner and under the terms so provided.
(c) If, by reason of a change in capitalization described in this Section 8, the Grantee shall be entitled to new, additional or different shares of stock or securities of the Company or any other corporation in respect of such Grantee’s Restricted Stock, in the event that the Plan continues, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the shares of Common Stock subject to the Restricted Stock, as the case may be, prior to such change in capitalization.
9. Authority of Committee. Subject to the limitations set forth in the Plan, the Committee is vested with absolute discretion and authority to interpret the Plan and make all determinations necessary or advisable for the administration thereof. Any determination of the Committee in the administration of the Plan, as described therein, shall be final, conclusive and binding upon the Grantee and any person claiming under or through the Grantee, including, without limitation, as to any adjustments pursuant to Section 8 hereof.

10. No Right to Continued Employment. Nothing contained in the Plan or this Agreement shall confer upon the Grantee any right with respect to continuance of employment or service by any Participating Company nor limit in any way the right of any Participating Company to terminate or modify the employment or retention of the Grantee at any time, with or without Cause. By accepting the Restricted Stock, the Grantee expressly acknowledges that there is no obligation on the part of any Participating Company to continue the Plan and/or grant any additional Awards to the Grantee.
11. Limitations on Delivery of Certificates. The Company shall not be required to issue or deliver a certificate for Restricted Stock hereunder unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended, and the requirements of the exchanges, if any, on which the Company’s shares of Common Stock may, at that time, be listed.
12. Disposition of Common Stock. Notwithstanding anything contained in the Plan or herein to the contrary, in the event that the disposition of shares of Common Stock acquired pursuant to the vesting of all or a portion of the Restricted Stock is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The certificates evidencing any of such shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

13. Miscellaneous.
(a) Notices. All notices and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other party):
if to the Company, to it at:

Russ Berrie and Company, Inc.
1800 Valley Road
Wayne, New Jersey 07470
Attention: Corporate Secretary
Fax no.: 201-405-7377
E-mail address: mgoldfarb@russberrieij.com

if to the Grantee, to the Grantee at the address set forth on the signature page hereof.
Any notice given: (i) after 5:00 p.m. local time on any business day; or (ii) on a day that is not a business day, will be deemed to have been given on the next following business day.
(b) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.
(c) Amendment. Subject to Section 22.1 of the Plan, this Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Grantee and the Company.
(d) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Grantee without the prior written consent of the Company.
(e) Applicable Law. To the extent the federal laws of the United Stated do not otherwise control, this Agreement shall be governed by and construed in accordance with the law of the State of New Jersey, regardless of conflicts of law principles thereof.
(f) Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(g) Counterparts; Facsimiles. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Signatures by facsimile (including in Adobe Acrobat format) will be deemed to be original signatures for all purposes hereunder.
(h) Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.
(i) Section 409A. The Restricted Stock is not intended to be treated as an arrangement that provides for a deferral of compensation subject to Section 409A of the Internal Revenue Code. This Agreement shall be construed and applied so as to ensure that the Restricted Stock is not covered by Section 409A; and this Agreement shall be deemed amended to the extent reasonably necessary, as determined by the Committee in its sole discretion, to exclude the Restricted Stock from the application of Section 409A or to comply with Section 409A, if necessary; provided, however, that the Company shall not be responsible for any applicable interest and tax penalties.
(j) Share Certificates. All references to shares of Common Stock or certificates in this Agreement shall refer to either shares represented by certificates or uncertificated shares, and no such reference shall be construed to require certificated shares or to grant additional or different rights or obligations as between the holders of certificated and uncertificated shares of the Company.
(k) Section 83(b) Election. If the Grantee makes an election under Section 83(b) of the Code, or any successor section thereto, the Grantee shall deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
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IN WITNESS WHEREOF, the Company and the Grantee have executed this Restricted Stock Agreement as of the date first above written.

RUSS BERRIE AND COMPANY, INC.

By:

Name:
Title:

GRANTEE

Address of Grantee:

Fax No.:
E-Mail:

EXHIBIT A
TO RESTRICTED STOCK AGREEMENT
STOCK POWER
FOR VALUE RECEIVED, the undersigned,                     , hereby sells, assigns and transfers unto RUSS BERRIE AND COMPANY, INC., a New Jersey corporation (the “Company”),                      shares of the common stock of the Company, stated value $0.10 per share, standing in its name on the books of said corporation represented by Certificate No.  _____  herewith and does hereby irrevocably constitute and appoint                      to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
Dated:                      ___, 20__

Signature of Holder
INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this stock power is to enable the Company to enforce the forfeiture provisions of the restricted stock to which the restricted stock agreement pertains, without requiring additional signatures on the part of the Grantee.